EXHIBIT 10.5

GUARANTY SUPPLEMENT
To the Holders of the Series A-1 Notes,
the Series A-2 Notes, the Series A-3 Notes,
the Series A-4 Notes, the Series A-5 Notes,
the Series A-6 Notes, and the Series A-7 Notes
(each, as hereinafter defined) of STERIS plc (the “Company”)

Ladies and Gentlemen:

WHEREAS, in order to obtain funds for the purposes set forth in Schedule 5.14 to the Note Purchase Agreement, the Company entered into that certain Note Purchase Agreement dated as of January 23, 2017 (the “Note Purchase Agreement”) among the Company and each of the Holders as defined therein providing for, inter alia, the issue and sale by the Company of (a) $50,000,000 aggregate principal amount of its 3.93% Senior Notes, Series A‑1, due February 27, 2027 (the “Series A‑1 Notes”); (b) €60,000,000 aggregate principal amount of its 1.86% Senior Notes, Series A‑2, due February 27, 2027 (the “Series A‑2 Notes”); (c) $45,000,000 aggregate principal amount of its 4.03% Senior Notes, Series A‑3, due February 27, 2029 (the “Series A‑3 Notes”); (d) €20,000,000 aggregate principal amount of its 2.04% Senior Notes, Series A‑4, due February 27, 2029 (the “Series A‑4 Notes”); (e) £45,000,000 aggregate principal amount of its 3.04% Senior Notes, Series A‑5, due February 27, 2029 (the “Series A‑5 Notes”); (f) €19,000,000 aggregate principal amount of its 2.30% Senior Notes, Series A‑6, due February 27, 2032 (the “Series A‑6 Notes”); and (g) £30,000,000 aggregate principal amount of its 3.17% Senior Notes, Series A‑7, due February 27, 2032 (the “Series A‑7 Notes”; the Series A‑1 Notes, the Series A‑2 Notes, the Series A‑3 Notes, the Series A-4 Notes, the Series A-5 Notes, the Series A-6 Notes and the Series A-7 Notes are hereinafter referred to as the “Series A Notes”; and together with any Supplemental Notes issued pursuant to Section 1.2 of the Note Purchase Agreement, the “Notes”). Each holder of a Note shall be referred to as a “Holder”.

WHEREAS, as a condition precedent to the entering into the Note Purchase Agreement by the Holders, the Holders required that certain affiliates of the Company enter into an Affiliate Guaranty as security for the Notes (the “Guaranty”).

Pursuant to Section 9.7 of the Note Purchase Agreement, the Company has agreed to cause the undersigned, Synergy Health AST, LLC, a limited liability company organized under the laws of Delaware, Synergy Health US Holdings, Inc., a corporation organized under the laws of Delaware, and Synergy Health North America, Inc., a corporation organized under the laws of Florida (the “Additional Guarantors”), to join in the Guaranty. In accordance with the requirements of the Guaranty, the Additional Guarantors desire to amend the definition of Guarantor (as the same may have been heretofore amended) set forth in the Guaranty attached hereto so that at all times from and after the date hereof, the Additional Guarantors shall be jointly and severally liable as set forth in the Guaranty for the obligations of the Company under the Note Purchase Agreement and Notes to the extent and in the manner set forth in the Guaranty.

The undersigned is the duly elected President of each of the Additional Guarantors, each a subsidiary of the Company, and is duly authorized to execute and deliver this Guaranty Supplement to each of you. The execution by the undersigned of this Guaranty Supplement shall evidence their consent to and acknowledgment and approval of the terms set forth herein and in the Guaranty and by such execution the Additional Guarantors shall be deemed to have made in favor of the Holders the representations and warranties set forth in Section 5 of the Guaranty.

Upon execution of this Guaranty Supplement, the Guaranty shall be deemed to be amended as set forth above. Except as amended herein, the terms and provisions of the Guaranty are hereby ratified, confirmed and approved in all respects.

Any and all notices, requests, certificates and other instruments (including the Notes) may refer to the Guaranty without making specific reference to this Guaranty Supplement, but nevertheless all such references shall be deemed to include this Guaranty Supplement unless the context shall otherwise require.

Dated: August 8, 2017

SYNERGY HEALTH AST, LLC

By:     /s/ Michael J. Tokich

Name: Michael J. Tokich
Title: President

SYNERGY HEALTH US HOLDINGS, INC.

By:     /s/ Michael J. Tokich

Name: Michael J. Tokich
Title: President

SYNERGY HEALTH NORTH AMERICA, INC.

By:     /s/ Michael J. Tokich

Name: Michael J. Tokich
Title: President

ACCEPTED AND AGREED:

STERIS PLC

By:     /s/ Michael J. Tokich

Name: Michael J. Tokich
Title: Senior Vice President and Chief Financial Officer

[Signature Page to 2017 Guaranty Supplement]